UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 19, 2016

CDK Global, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-36486	46-5743146
(Commission File Number)	(I.R.S. Employer Identification Number)

1950 Hassell Road, Hoffman Estates, IL 60169
(Registrant's telephone number, including area code)

(847) 397-1700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On June 19, 2016, the board of directors (the "Board") of CDK Global, Inc. (the "Company,") appointed Robert M. Tarkoff to the Board to fill the vacancy created by the March 8, 2016 resignation of Steven J. Anenen as a member of the Board. Information regarding Mr. Tarkoff is provided below. Mr. Tarkoff was not elected pursuant to any arrangement or understanding between himself and any other person, and the Board affirmatively determined that Mr. Tarkoff has no direct or indirect material relationship with the Company and qualifies as an independent director under the rules of The NASDAQ Stock market LLC. Mr. Tarkoff has not been, or as of the date of this Current Report, is not expected to be, named to serve on any committee of the Board.

Robert M. Tarkoff

Mr. Robert M. Tarkoff has been President and Chief Executive Officer of Lithium Technologies, a San Francisco-based computer software as a service (SaaS) platform leader in social customer solutions, since 2011. He was previously Senior Vice President and General Manager of Digital Enterprise Solutions at Adobe Systems, Inc., and prior to that served as Senior Vice President of Strategy, Ventures, and Mergers & Acquisitions.  Prior to Adobe, he worked for EMC Corporation, serving as Senior Vice President and General Manager of the Input Management Software business, the Senior Vice President of Mergers and Acquisitions for EMC Software, and as the head of EMC's software outsourcing business.  Prior to the acquisition of Documentum, Inc. by EMC, he was the Executive Vice President and Chief Strategy Officer of Documentum, where he was responsible for all strategic merger and acquisition activity, partner initiatives, indirect channel revenue, and product management. Before joining Documentum, Mr. Tarkoff was Executive Vice President at Commerce One, a business-to-business marketplace software solutions company.  Prior to Commerce One, Mr. Tarkoff served as a securities associate at Wilson, Sonsini, Goodrich & Rosati.  Mr. Tarkoff previously served on the boards of three publicly traded software companies, Onyx Software Corporation, Borland Software, and Advent Software. He received a J.D. degree from Harvard Law School and graduated with a B.A. from Amherst College.

Item 7.01. Regulation FD Disclosure.

On June 20, 2016, the Company issued a press release announcing the appointment of Mr. Tarkoff as a director. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 7.01 and Exhibit 99.1 hereto is furnished solely pursuant to Item 7.01 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933, as amended, if such subsequent filing specifically references this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number                     Description of Exhibit

99.1                             Press Release dated June 20, 2016, issued by CDK Global, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDK Global, Inc.

Date: June 20, 2016	By:	/s/ Alfred A. Nietzel
Alfred A. Nietzel
Vice President, Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated June 20, 2016, issued by CDK Global, Inc.